Sigma-Aldrich Corporation Q3 2010 Earnings Review & 2010 Outlook • Enabling Science to Improve the Quality of Life Exhibit 99.2

Cautionary Statements

Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 3–Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-Q report for the quarter ended June 30,
2010,  (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of planned sales initiatives in our Research and SAFC businesses, (14)  other changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 14-Contingent Liabilities and Commitments-in the
Company’s Form 10-Q report for the quarter ended June 30, 2010.  A further discussion of risk factors can be found in Item 1A of the Company’s
Form 10-K report for the year ended December 31, 2009. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates. The result is the defined impact of changes in foreign currency exchange rates. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur in 2010 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted  net income (excluding restructuring and impairment costs) and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring and impairment charges, we are unable to include a 2010 diluted GAAP EPS forecast or reconcile to our 2010 diluted adjusted EPS forecast.
Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s October 21, 2010 earnings release posted on its website,
www.sigma-aldrich.com,
and in the Appendix – Reconciliation of
GAAP to non-GAAP Financial Measures beginning on Slide 13.

↑	↑

			↑	↑
			↑	↑
			↑	↑

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Third Quarter 2010 Financial Results
($ in millions, except per share amounts)
3
YEAR-OVER-YEAR
Q3 performance reflects improved sales growth for both
research and SAFC businesses
*Includes currency benefit: Net Income - $5; Diluted EPS - $0.04
As
Reported*
Q3 2010
Excluding
Restructuring &
Impairment Costs
As
Reported
Excluding
Restructuring &
Impairment Costs
Net Income $93 $103 8% 20%
Diluted EPS $0.76 $0.83 9% 19%
Free Cash Flow $122 $122 6% 6%
Q3 2010
As
Reported
Excluding
Currency
Sales $563 5% 7%
YEAR-OVER-YEAR

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

First Nine Months 2010 Financial Results
($ in millions, except per share amounts)
Achieved record performance in first nine months of 2010
*Includes currency benefit: Net Income - $17; Diluted EPS - $0.14
YEAR-OVER-YEAR
As
Reported*
YTD 2010
Excluding
Restructuring &
Impairment Costs
As
Reported
Excluding
Restructuring &
Impairment Costs
Net Income $290 $306 14% 20%
Diluted EPS $2.36 $2.48 15% 20%
Free Cash Flow $332 $332 21% 21%
2010
Year-to-Date
As
Reported
Excluding
Currency
Sales $1,689 7% 6%
YEAR-OVER-YEAR

2010 Sales Growth
(Adjusted for Currency)
RESEARCH
72%
28%
SAFC
Total
Company
SAFC
Research
5%
14%
7%
Q3 2010/Q3 2009
4%
11%
6%
Nine Months 2010/
Nine Months 2009
Sales Mix (YTD)

Demand for research products continued to show growth.
SAFC sales show progressive quarterly increases

Margin Analysis
2010 operating margins improved over 2009 levels
PERCENTAGE OF SALES
22.8%
3.3
0.3
(1.0)
23.4%
2010: Operating Margin
S,G&A, R&D Expenses
Price
Volume/Mix/Productivity/Fx
YTD
23.6%
2.0
0.2
0.3
24.9%
2009: Operating Margin
Q3
Restructuring Costs (0.6)
(0.8)
Impairment Cost
(1.4)
(0.4)

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Free Cash Flow
(in millions)
2010
$ 290
69
(24)
62
397
(65)
$ 332
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2009
$254
68
11
29
362
(88)
$274
*Accounts Receivable + Inventory – Accounts Payable
NINE MONTHS ENDED SEPTEMBER 30
Free cash flow remains strong

8 2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid-single digits $3.20 to $3.28 >$360M 8

Third Quarter 2010 Highlights
• Financial Performance
•
Organic Sales Growth:  7%
•
Diluted EPS Growth (excluding currency, restructuring and impairment): 19%
• Improved Growth in Customer Sectors - Chemical and
• related,Diagnostic, and Academic
• Product Highlights
•
Life Sciences
– Received NIH funding to develop methods to measure cardiovascular disease
– Partnered with SwitchGear Genomics to investigate gene regulation in biological pathways
– Launched engineered cell line using Zinc Finger Nuclease Technology
– Signed contract to supply oligos to U.K. Research Councils
– Expanded capacity to manufacture large molecule recombinant proteins and small molecules API’s
•
Hitech
– Commenced research efforts to address opportunities in solar applications
Continued improvement in organic sales growth

Q3 2010 Sales Performance
• Innovation
Reported Organic
•
Analytical, Biology, Materials Science Sales Growth 1-14%* 2-14%*
• Geographic Growth
•
North America 9%                  9%
•
Europe (6%)                  1%
•
Growth in Asia Pacific/Latin America 24%                18%
•
Growth in focus markets – India, China, Brazil 32%                28%
• SAFC Sales
•
Build on momentum in key product segments 12%                14%
• eCommerce Sales
% of Research Sales
•
Research Sales via eCommerce channels 49%
Initiatives collectively on track with expectations
*Varies for individual product lines

2010 Guidance Organic Revenue Growth Diluted Adjusted EPS Free Cash Flow Mid-single digits $3.20 to $3.28 >$360M 11

QUESTIONS? Sigma-Aldrich Corporation Q3 2010 Earnings Review 12

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Appendix Reconciliation of GAAP to Non-GAAP Financial Measures 13

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Net Income to
Adjusted Net Income
2010 2009 2010 2009
Reported net income 93 $                 86 $                  0.76 $            0.70 $
Restructuring costs 3                      -                     0.02                 -
Impairment cost 7                      -                     0.05                 -
Adjusted net income 103 $             86 $                  0.83 $            0.70 $
2010 2009 2010 2009
Reported net income 290 $             254 $                2.36 $            2.06 $
Restructuring costs 9                      -                     0.07                 -
Impairment cost 7                      -                     0.05                 -
Adjusted net income 306 $             254 $                2.48 $            2.06 $
Net Income Diluted Earnings
September 30, September 30,
(in millions) Per Share
Three Months Ended Three Months Ended
Net Income Diluted Earnings
(in millions) Per Share
Nine Months Ended Nine Months Ended
September 30, September 30,

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth
Currency Adjusted
Reported
Impact (Organic)
   Research Essentials
1%
(2%)                    3%
   Research Specialties 5%                 (2%)                    7%
   Research Biotech
1%
(1%)                    2%
   Research Chemicals 3%                 (2%)                    5%
   SAFC 12%              (2%)                    14%
   Total Customer Sales 5%                 (2%)                    7%
Currency Adjusted
Reported Impact (Organic)
   Research Essentials 2%                 1%                      1%
   Research Specialties
7%
1%                      6%
   Research Biotech 5%                 1%                      4%
   Research Chemicals 5%
1%                      4%
   SAFC 12%              1%                      11%
   Total Customer Sales 7%
1%                      6%
Three Months
Ended September 30, 2010
Nine Months
Ended September 30, 2010

Reconciliation of Operating Cash Flow to Free Cash Flow
Reconciliation
2010 2009
Net cash provided by operating activities 397 $             362 $
Less: Capital expenditures (65)                   (88)
Free cash flow 332 $             274 $
Nine Months Ended
September 30,
In millions
2010 2009
Net cash provided by operating activities 150 $             147 $
Less: Capital expenditures (28)                   (32)
Free cash flow 122 $             115 $
Three Months Ended
September 30,
16